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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

March 24, 2016

Dear Stockholder:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation (the "Company") to be held on May 12, 2016 at 9:00 a.m., Los Angeles Time, at The Century Plaza Towers, 2029 Century Park East, Concourse Level, Conference Room B, Los Angeles, California 90067.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect three directors of the Company and to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm.

        Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        You will also receive separate proxy materials for a Special Meeting of Stockholders, which will be held at the same place and on the same date stated above, but not at the same time. Please be certain to sign, date and return each proxy card that you receive from us.

        On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,

Michael J Arougheti Co-Chairman of the Board of Directors

Bennett Rosenthal Co-Chairman of the Board of Directors

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2016

To the Stockholders of Ares Capital Corporation:

        Notice is hereby given that the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation, a Maryland corporation (the "Company"), will be held on May 12, 2016 at 9:00 a.m., Los Angeles Time, at The Century Plaza Towers, 2029 Century Park East, Concourse Level, Conference Room B, Los Angeles, California 90067 for the following purposes:

  1.
  To elect three directors to serve for a term of three years, and until their successors are duly elected and qualify;

  2.
  To consider and vote upon the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; and

  3.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        Only the holders of record of shares of the Company's common stock (NASDAQ: ARCC) at the close of business on March 4, 2016 will be entitled to receive notice of and vote at the meeting.

        It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.

        You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,
Joshua M. Bloomstein Secretary

New York, New York
March 24, 2016

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

PROXY STATEMENT
2016 ANNUAL MEETING OF STOCKHOLDERS

        The proxy card that accompanies this proxy statement is being solicited by the board of directors (the "Board") of Ares Capital Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the Company's 2016 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 12, 2016 at 9:00 a.m., Los Angeles Time, at The Century Plaza Towers, 2029 Century Park East, Concourse Level, Conference Room B, Los Angeles, California 90067, or at any adjournment or postponement thereof. This proxy statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2015, are first being released to the Company's stockholders on or about March 24, 2016.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the three director nominees and FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.

        Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.

        Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

        The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein.

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 4, 2016. As of March 4, 2016, there were 314,347,064 shares of the Company's common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.

        Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A "broker non-vote" with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

        You may vote "For" or "Against," or abstain from voting on, Proposal 1 (to elect three directors to serve for a term of three years, and until their successors are duly elected and qualify). The affirmative vote of holders of at least a majority of the total outstanding shares of the Company's common stock is required under the Company's Bylaws (as amended, the "Bylaws") to elect each director in Proposal 1 (meaning that of the outstanding shares of the Company's common stock, a majority of them must be voted "For" a director for him or her to be elected). For purposes of the vote on Proposal 1, abstentions and broker non-votes will have the same effect as votes "Against" the election of such director. If an incumbent director nominee does not receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a director of the Company until his or her successor is duly elected and qualifies.

        You may vote "For" or "Against," or abstain from voting on, Proposal 2 (to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm). The affirmative vote of holders of at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (meaning that the number of shares voted "For" the proposal must exceed the number of shares voted "Against" the proposal). For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

        The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Capital Management LLC, the Company's investment adviser ("Ares Capital Management" or the "investment adviser"), or Ares Operations LLC, the Company's administrator ("Ares Operations" or the "administrator"), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of each of Ares Capital Management and Ares Operations is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

        The Company has engaged the services of D.F. King & Co., Inc. ("D.F. King") for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $7,500, plus reimbursement of certain expenses and fees for additional services requested. Please note that D.F. King may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.

PROPOSAL 1: ELECTION OF DIRECTORS

        Under the Company's charter (as amended, the "Charter") and the Bylaws (together with the Charter, the "Charter Documents"), the Company's directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

        The terms of R. Kipp deVeer, Frank E. O'Bryan and Eric B. Siegel, the Class III directors, will expire at the Annual Meeting. Mr. O'Bryan has notified the Company that he will retire as a director of the Company at the end of his term and will not stand for re-election. Mr. O'Bryan has served on the Board since 2005 and currently serves as a member of the nominating and governance committee of the Board. Mr. O'Bryan's decision to retire was not the result of any disagreement relating to the Company's operations, policies or practices. As a result, based on the recommendation of the nominating and governance committee of the Board, the Board, in accordance with the Bylaws, has nominated Daniel G. Kelly, Jr. for election as a Class III director and to hold office until the annual meeting to be held in 2019 and until his successor is duly elected and qualifies. The nominating and governance committee also has recommended, and the Board has nominated, Messrs. deVeer and Siegel to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2019 and until their successors are duly elected and qualify. Mr. deVeer was appointed to the Board on October 28, 2015 to fill the vacancy created by Antony Ressler's resignation. Messrs. deVeer, Kelly and Siegel have agreed to serve as directors if elected and have consented to be named as nominees. The Charter Documents provide that directors shall be elected by the affirmative vote of holders of at least a majority of the shares of common stock outstanding and entitled to vote in such election. Therefore, the affirmative vote of holders of at least a majority of the shares of common stock outstanding as of the close of business on the record date is required to elect Messrs. deVeer, Kelly and Siegel as directors of the Company for the term for which they have been nominated.

        A stockholder can vote for or against or abstain from voting with respect to each such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

        The Board recommends that you vote FOR the election of R. Kipp deVeer, Daniel G. Kelly, Jr. and Eric B. Siegel as directors of the Company for the term for which they have been nominated.

Information about the Director Nominees, the Directors, and the Executive Officers and Certain Other Officers

        The following information as of March 22, 2016 was furnished to the Company by each currently serving director (including each currently serving director who is also a director nominee), each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Company, and the period during which he or she has served as a director, executive officer or other listed officer of the Company. Messrs. deVeer, Kelly and Siegel have not been proposed for election, nor has any director, executive officer or other listed officer of the Company been selected as a director, executive officer or other officer of the Company, pursuant to any agreement or understanding with the Company or any other person. As used herein, Ares Management, L.P. (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds), including the investment adviser, are collectively referred to as "Ares" or "Ares Management," unless the context otherwise requires.

        The Company divides its directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (as amended, the "Investment Company Act") and independent directors are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Class III Retiring Director—Term Expiring in 2016
Independent Director
Frank E. O'Bryan, 82	Director	Class III Director since 2005 (term expires in 2016)	Since 2004, Mr. O'Bryan has been retired.	One(2)	First American Financial Corp.
Nominees for Class III Directors—Term Expiring in 2019
Independent Director Nominee
Daniel G. Kelly, Jr., 64	None	N/A	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	None
Independent Director
Eric B. Siegel, 58	Director	Class III Director since 2004 (term expires in 2016)	Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
R. Kipp deVeer, 43(3)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2016); Chief Executive Officer since July 2014 (indefinite term)	Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. and European Direct Lending Investment Committees and one of the two investment committees of Ivy Hill Asset Management.	One(2)
Class I Directors—Term Expiring in 2017
Independent Directors
Ann Torre Bates, 57	Director	Class I Director since 2010 (term expires in 2017)	Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Steven B. McKeever, 55	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Interested Director
Michael J Arougheti, 43(6)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2017); Executive Vice President since October 2014 (indefinite term)	Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees.	One(2)	Ares Management, L.P., Ares Commercial Real Estate Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Class II Directors—Term Expiring in 2018(7)
Independent Director
Steve Bartlett, 68	Director	Class II Director since 2012 (term expires in 2018)	Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Interested Directors
Robert L. Rosen, 69(4)	Director	Class II Director since 2004 (term expires in 2018)	Since February 2016, Mr. Rosen has been a Partner of Ares and was previously an Operating Advisor to Ares. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer and a director of Ares Commercial Real Estate Corporation. Since August 2005, Mr. Rosen has served as managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 52(5)	Co-Chairman and Director	Class II Director since 2004 (term expires in 2018)
			Since July 2014, Mr. Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head and a Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group, and funds managed by the Ares Private Equity Group.	One(2)	Ares Management, L.P., Nortek, Inc., Hanger, Inc.
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 42	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)	Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares in November 2006 and currently serves as a Partner and the Deputy General Counsel of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Mitchell Goldstein, 49	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and both investment committees of Ivy Hill Asset Management.
Miriam Krieger, 39	Chief Compliance Officer	Since July 2011 (indefinite term)	Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company, and currently serves as Ares Management's Deputy Chief Compliance Officer within the Ares Compliance Group.
Scott C. Lem, 38	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Mr. Lem has also served as Chief Accounting Officer of Ares Capital Management since January 2009.
Michael McFerran, 44	Vice President and Assistant Treasurer	Since March 2015 (indefinite terms)
Since April 2015, Mr. McFerran has served as Vice President and Assistant Treasurer of the Company. Mr. McFerran joined Ares in March 2015 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer of Ares, and is a member of the Management Committee of Ares. Prior to joining Ares, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Daniel F. Nguyen, 44	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)
Since January 2011, Mr. Nguyen has served as Vice President of the Company and since May 2013, Mr. Nguyen has served as Assistant Treasurer of the Company. From September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company. Mr. Nguyen joined Ares in August 2000 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity Group. Mr. Nguyen also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., a publicly traded closed-end fund managed by an affiliate of Ares Management, and as Treasurer of Ares Commercial Real Estate Corporation.
Penni F. Roll, 50	Chief Financial Officer	Since December 2010 (indefinite term)
Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Since February 2016, Ms. Roll has served as Chief Financial Officer of the Ares Credit Group. Ms. Roll served as Executive Vice President—Finance of Ares Capital Management from April 2010 to February 2016.
Michael L. Smith, 44	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and one of the two investment committees of Ivy Hill Asset Management.
Michael D. Weiner, 63	Vice President	Since September 2006 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company. Mr. Weiner currently serves as General Counsel and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, and a member of the Ares Management Committee. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012 and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. since October 2012.		.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation,

  2200 Pennsylvania Avenue, NW, Suite 400 East, Washington, DC 20037. The business address of each other director (including the director nominees), executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of the investment adviser, and serves on the Management Committee of Ares.

(4)
Mr. Rosen is an interested director because he is a Partner of Ares.

(5)
Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

(6)
Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(7)
Each of the Class II directors received the affirmative vote of over 95% of the shares voted at the 2015 Annual Meeting of Stockholders but did not receive the affirmative vote of holders of at least a majority of the shares outstanding and entitled to vote at such meeting. Accordingly, pursuant to Maryland law, they have continued and will continue to serve as directors of the Company until their successors are duly elected and qualify.

Biographical Information

        As described below under "Corporate Governance—Nominating and Governance Committee," the Board has identified certain desired attributes for director nominees. Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company's management. Each of the directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. The directors have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead the Company and the Board to conclude, as of the date of this document, that such individual should serve as a director, in light of the Company's business and structure.

Retiring Class III Director (Term expires at the Annual Meeting)

Independent Director

        Frank E. O'Bryan, 82, has served as a director of the Company since 2005 and currently serves on the nominating and governance committee. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation, Farmers & Merchants Bank and The First American Financial Corporation. The Company believes that Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry, and that Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the Board from his service on the audit committees of The First American Financial Corporation and Standard Pacific Corporation.

Nominees for Class III Directors (Term expires at the 2019 Annual Meeting of Stockholders)

Independent Directors

        Daniel G. Kelly, Jr., 64, is a director nominee of the Company. Mr. Kelly was a Partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. The Company believes that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, will provide the Board with unique insight on its duties and responsibilities.

        Eric B. Siegel, 58, has served as a director of the Company since 2004 and has been the lead independent director of the Board since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club, to which he devotes the bulk of his time, and a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles. The Company believes that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the Board on regulatory and risk management issues and his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the Board.

Interested Director

        R. Kipp deVeer, 43, has served as a director of the Company since October 2015 and currently serves as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of the investment adviser, the Ares Credit Group's U.S. and European Direct Lending Investment Committees and one of the two investment committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the

Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business. The Company believes that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of the investment adviser, and serves on the Management Committee of Ares.

Directors Continuing in Office

Class I Directors (Term expires at the 2017 Annual Meeting of Stockholders)

Independent Directors

        Ann Torre Bates, 57, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of Navient Corporation and United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010 and SLM Corporation from 1997 to 2014. The Company believes that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the Board and, specifically, the audit committee of the Board with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

        Steven B. McKeever, 55, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his BS from the University of Illinois at Urbana Champaign and received his JD from Harvard Law School. The Company believes that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board with unique insight and expertise into the management of small and middle-market companies.

Interested Director

        Michael J Arougheti, 43, has served as Co-Chairman of the Board since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of the investment adviser, and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti serves on the boards of directors of Ares Commercial Real Estate Corporation, Investor Group Services, Riverspace Arts and Operation Hope. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, not only gives the Board valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as co-chairman of our Board. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

Class II Directors (Term expires at the 2018 Annual Meeting of Stockholders)

Independent Director

        Steve Bartlett, 68, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of the Home Ownership Preservation Foundation. In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, DC, and the board of directors for the following companies: IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett currently serves on the board of directors of Intersections Inc. (NASDAQ). Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. The Company believes that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the Board with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

Interested Directors

        Robert L. Rosen, 69, has served as a director of the Company since 2004. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer of and a director of Ares Commercial Real Estate Corporation. Mr. Rosen has been a Partner of Ares since February 2016, and was previously an Operating Advisor to Ares. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the board of directors of Ares Commercial Real Estate Corporation and previously served on the board of directors of Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen received an undergraduate degree from City University of New York and an MBA in finance from NYU's Stern School. The Company believes that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the Board and that his expertise in finance provides valuable knowledge to the Board. Mr. Rosen is an interested director because he is a Partner of Ares.

        Bennett Rosenthal, 52, has served as Co-Chairman of the Board since 2014, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder and Partner of Ares. He is Co-Head and a Partner of the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of the investment adviser, the funds managed by the Ares Private Equity Group and certain funds managed by the Ares Credit Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of City Ventures, LLC, Jacuzzi Brands Corporation, Nortek, Inc., True Oil Company LLC, the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., National Veterinary Associates, Serta International Holdco LLC and Simmons Bedding Company, and several other private companies. Mr. Rosenthal's previous public company board of directors experience includes Maidenform Brands, Inc. and Hanger, Inc. Mr. Rosenthal also previously served on the Board of Directors of Aspen Dental Management, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. The Company believes that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the Board valuable insight but also position him well to continue to serve as co-chairman of the Board. Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

        Joshua M. Bloomstein, 42, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and the Deputy General Counsel of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate and securities matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

        Mitchell Goldstein, 49, serves as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of the investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee and both investment committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

        Miriam Krieger, 39, serves as Chief Compliance Officer of the Company. She joined Ares in April 2010 and currently serves as Ares Management's Deputy Chief Compliance Officer within the Ares Compliance Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a BA in Economics and Political Science from Wellesley College and received a JD and an MA in Economics from Duke University.

        Scott C. Lem, 38, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He joined Ares in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

        Michael McFerran, 44, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares in March 2015 and serves as Executive Vice President, Chief Financial Officer and Treasurer of Ares and is a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC. Prior to joining KKR, Mr. McFerran spent the majority of his career at Ernst & Young LLP where he was a senior manager in their financial services industry practice. Mr. McFerran also held vice president roles at XL Capital Ltd. and American Express. Mr. McFerran received an M.B.A. from the Haas School of Business at U.C. Berkeley and a B.S. in Business Administration from San Francisco State University.

        Daniel F. Nguyen, 44, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares in August 2000 and serves as Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., a publicly-traded closed-end fund managed by an affiliate of Ares Management, and as Treasurer of Ares Commercial Real Estate Corporation. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the M.B.A. curriculum. Mr. Nguyen is a Chartered Financial Analyst® and a Certified Public Accountant.

        Penni F. Roll, 50, serves as the Chief Financial Officer of the Company. She has also served as the Chief Financial Officer of the Ares Credit Group since February 2016. Ms. Roll served as Executive Vice President—Finance of Ares Capital Management from April 2010 to January 2016, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

        Michael L. Smith, 44, serves as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of the investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee and one of the two investment committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

        Michael D. Weiner, 63, serves as a Vice President of the Company. Mr. Weiner serves as General Counsel and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, and is a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012 and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of March 4, 2016 (unless otherwise noted), the number of shares of the Company's common stock beneficially owned by each of its current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to the Company by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company's common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. To the Company's knowledge, as of March 4, 2016, there were no persons that owned 5% or more of the outstanding shares of the Company's common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Company's common stock that he or she beneficially owns.

        The address for Messrs. Arougheti, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	786,876	*
R. Kipp deVeer	135,000(2)	*
Robert L. Rosen	36,850	*
Bennett Rosenthal	255,138(3)	*
Independent Directors
Steve Bartlett	5,200(4)	*
Ann Torre Bates	13,275(5)	*
Steven B. McKeever	10,846	*
Frank E. O'Bryan	12,400(6)	*
Eric B. Siegel	34,164(7)	*
Nominee for Director
Daniel G. Kelly, Jr.	None	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	182,740(8)	*
Michael L. Smith	151,012	*
Penni F. Roll	70,452(9)	*
All Directors, Executive Officers and Certain Other Officers as a Group (19 persons)	1,783,333(10)	*

*
Represents less than 1%.

(1)
Based on 314,347,064 shares of common stock outstanding as of March 4, 2016.

(2)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of the Company's common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Consists of (i) 11,000 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 400 shares of common stock owned directly; and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(7)
Consists of (i) 24,916 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 1,082 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(8)
127,010 shares of the Company's common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(9)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 62,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(10)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 ("Regulation S-K").

 DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

        The following table sets forth the dollar range of the Company's equity securities beneficially owned by the director nominees and each of its other directors as of March 4, 2016. The Company is not part of a "family of investment companies," as the term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$50,001 - $100,000
Ann Torre Bates	Over $100,000
Steven B. McKeever	Over $100,000
Frank E. O'Bryan	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(5)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000
Nominee for Director
Daniel G. Kelly, Jr.	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of the Company's equity securities beneficially owned is calculated based on the closing sales price of its common stock as reported on The NASDAQ Global Select Market as of March 4, 2016.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(3)
As of March 4, 2016, to the best of the Company's knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in the Company, the investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

(4)
The shares of the Company's common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its directors and executive officers and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2015, with the exception of (i) the purchase by Michael Smith of 25,000 shares on August 24, 2015, which was reported to the Commission on September 1, 2015 and (ii) the purchases by R. Kipp deVeer of 23,988 shares and 5,000 shares on August 19, 2015 and August 20, 2015, respectively, which were reported to the Commission on February 5, 2016.

 CORPORATE GOVERNANCE

Director Independence

        The Board has a majority of directors who are independent under the listing standards of The NASDAQ Global Select Stock Market LLC. The NASDAQ Marketplace Rules provide that a director of a business development company ("BDC") shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        The Board has determined that the director nominee, Daniel G. Kelly, Jr., and the following directors are independent: Ms. Bates and Messrs. Bartlett, McKeever, O'Bryan and Siegel. Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any committee thereof.

Organization of the Board of Directors

        The Board has established an audit committee and a nominating and governance committee. During 2015, the Board held 15 formal meetings, the audit committee held four formal meetings, and the nominating and governance committee held four formal meetings. The Company encourages, but does not require, the directors to attend the annual meeting of the Company's stockholders in person. Eight of nine directors attended last year's annual meeting of stockholders in person. All directors attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were a director and of the respective committees on which they served during 2015.

Board Leadership Structure

        The Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company's independent registered public accounting firm.

        Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

        Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of the Board. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of

Ares. The Company believes that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of the Board. Moreover, the Company believes that it is best served through its existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of the Board, as Mr. Arougheti and Mr. Rosenthal's relationships with the investment adviser provide an effective bridge between the Board and the investment adviser, thus ensuring an open dialogue between the Board and the investment adviser and that both groups act with a common purpose.

        The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of the Board and between the independent directors and officers of the Company and the investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on Board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the Board designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

        The Company believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate. However, the Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board Role in Risk Oversight

        The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (a) through its two standing committees, which report to the entire Board and are comprised solely of independent directors, and (b) by working with the Company's Chief Compliance Officer to monitor risk in accordance with the Company's compliance policies and procedures.

        As described below in more detail under "Audit Committee" and "Nominating and Governance Committee," the audit committee and the nominating and governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the Board in fulfilling the Board's oversight responsibilities relating to the Company's systems of internal controls over financial reporting, audits of the Company's financial statements and disclosure controls and procedures, assisting the Board in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board or to stand for election by the Company's stockholders, reviewing the Company's policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.

        The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company's Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by and discussed with the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

        The Company believes that the Board's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Company must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets" and, subject to certain exceptions, the Company is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code. As a RIC the Company must, among other things, meet certain source of income and asset diversification requirements.

        The Company believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Company's independent directors, through the two fully independent Board committees, a lead independent director, executive sessions with each of the Company's Chief Compliance Officer, the Company's independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

        The Company believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board's existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

Audit Committee

        The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

        The role of the audit committee is to assist the Board in fulfilling its oversight responsibilities by (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (ii) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving the Company's independent registered public accounting firm and recommending them to the Board (including a majority of the independent directors) for approval and submission to its stockholders for ratification, reviewing with its independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of its internal controls and procedures.

        The audit committee also assists the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the Board, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of the Board to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of the investment adviser the Company's major financial risk exposures and the steps the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of the Company's investment advisory and management agreement and the Company's administration agreement.

        This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company's website are intended to be inactive textual references only.

        The Board has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the Commission.

Nominating and Governance Committee

        The members of the nominating and governance committee are Messrs. McKeever, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the Board nominees to fill vacancies on the Board or a committee thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company's policies relating to corporate governance and recommending any changes in such policies to the Board, and (v) overseeing the evaluation of the Board (including its leadership structure) and its committees.

        The role of the nominating and governance committee is to identify potential nominees based on suggestions from the members of the nominating and governance committee, other members of the Board, the Company's executive officers, management of the investment adviser and stockholders of the Company and by other means, and to evaluate such persons as a committee. In addition, from time to time, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

        In considering which persons to nominate as directors for election by stockholders, the Board and the nominating and governance committee consider the diversity of skills, experiences and perspectives of candidates. The nominating and governance committee has adopted certain policies regarding director nominations that provide that the Board shall take into account candidates that represent a range of backgrounds and experience. As required by such policies, qualified candidates for membership on the Board will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The nominating and governance committee will review and evaluate each candidate's character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company's stockholders), as well as the overall size and composition of the Board, and recommend to the Board for its approval the slate of directors to be nominated for election at the annual meeting of the Company's stockholders. In general, the Company seeks a Board that includes a diversity of perspectives and a broad range of experiences and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company. The Board and its nominating and governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

        In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the Board and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

        The nominating and governance committee may consider recommendations for nomination of directors from the Company's stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at the Company's principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        In addition to information regarding the nominating stockholder as set forth in the Bylaws, a stockholder's notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

  •
  the name, age, business address and residence address of such individual;

  •
  the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

  •
  the date such shares were acquired and the investment intent of such acquisition;

  •
  whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the Investment Company Act or is, or is not, "independent" as set forth in the requirements established by The NASDAQ Global Select Market or any other exchange or automated quotation service on which the Company's securities are listed, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

  •
  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        All nominees properly submitted to the Company (or which the nominating and governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and governance committee using the same criteria as nominees identified by the nominating and governance committee itself.

        This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

        The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the Commission, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company's executive officers do not receive any direct compensation from the Company. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the Commission. In addition, pursuant to the audit committee charter, the amounts payable to the investment adviser and the administrator pursuant to the investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to the investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of the independent directors in accordance with Section 15(c) of the Investment Company Act.

        The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company's website are intended to be inactive textual references only.

Communications Between Stockholders and the Board of Directors

        The Board welcomes communications from the Company's stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Conduct

        The Company has adopted a code of conduct that applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company's code of conduct can be accessed via the Company's website at www.arescapitalcorp.com. The Company intends to disclose any amendments to or waivers of required provisions of the code of conduct on the Company's website.

 COMPENSATION DISCUSSION

        Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of the investment adviser or the administrator, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively. Each of our executive officers is an employee or other affiliate of the investment adviser or the administrator. Our day-to-day investment operations are managed by the investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by individuals employed by the investment adviser or the administrator. In addition, we reimburse the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of our officers and their respective staffs, and the investment adviser for certain expenses under the investment advisory and management agreement.

        For the year ended December 31, 2015, in accordance with the investment advisory and management agreement, we accrued, and the investment adviser earned, base management fees and income-based incentive fees of $134.3 million and $121.4 million, respectively. Additionally, for the year ended December 31, 2015, the reduction in capital gains incentive fees calculated in accordance with United States generally accepted accounting principles was $26.6 million and as of December 31, 2015, the total capital gains incentive fee payable calculated in accordance with GAAP was $42.3 million. However, there was no capital gains incentive fee actually payable to the investment adviser as calculated under our investment advisory and management agreement for the year ended December 31, 2015. In addition, during the year ended December 31, 2015, Ares Operations incurred $14.2 million of allocable expenses that were payable by the Company under the administration agreement.

        The Company has entered into indemnification agreements with each of its current directors and officers and members of the investment adviser's investment committee and intends to enter into indemnification agreements with each of its future directors and officers and future members of the investment adviser's investment committee. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of the investment adviser's investment committee in any action or proceeding arising out of the performance by such person as a present or former director or officer or member of the investment adviser's investment committee.

 DIRECTOR COMPENSATION TABLE

        The following table shows information regarding the compensation earned or actually received by the Company's directors, none of whom is an employee of the Company, for service as a director for the fiscal year ended December 31, 2015. No compensation is paid by the Company to interested directors. No information has been provided with respect to executive officers of the Company who are not directors since its executive officers do not receive any direct compensation from the Company.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$175,250	$175,250
Ann Torre Bates	$185,250	$185,250
Steven B. McKeever	$176,250	$176,250
Frank E. O'Bryan	$170,750	$170,750
Eric B. Siegel	$193,250	$193,250
Interested Directors
Michael J Arougheti	None	None
R. Kipp deVeer(2)	None	None
Antony P. Ressler(3)	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. deVeer became a director in November 2015.

(3)
Mr. Ressler resigned from his position as a director in November 2015.

(4)
While Mr. Rosen did not receive any compensation from the Company for the fiscal year ended December 31, 2015, he did receive $163,750 from Ares Management for his service as a director of the Company for such period in connection with his role as an Operating Advisor to Ares Management. In February 2016, Mr. Rosen became a Partner of Ares.

        The independent directors receive an annual fee of $160,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, the Company purchases directors' and officers' liability insurance on behalf of its directors and officers.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

        As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company's ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.

        The Company is party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain directors and officers of the Company and members of the investment committee of the investment adviser may have indirect ownership and pecuniary interests. Certain directors and officers of the Company and members of the investment committee of the investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to the Company's investment objective. In addition, certain of the Company's officers and directors and the members of the investment committee of the investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company's affiliates. Accordingly, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, the investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the investment adviser's investment allocation policy.

        Pursuant to the terms of the administration agreement between Ares Operations and the Company, Ares Operations, a subsidiary of Ares Management, currently provides the Company with certain administrative and other services necessary to conduct the Company's day-to-day operations, and the Company reimburses Ares Operations, at cost, for the Company's allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the cost of certain of its officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

        The Company's portfolio company, Ivy Hill Asset Management, L.P. ("IHAM"), is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations' overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which

Ares Management LLC and IHAM sublease a portion of these leases. For the year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to the Company under these subleases totaled $4.7 million. Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office leases from Ares Management LLC. For the year ended December 31, 2015, amounts payable to Ares Management LLC under these subleases totaled $0.7 million.

        The Company has entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the fiscal year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to the Company under these agreements totaled $0.1 million.

        The Company has also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, the Company will have a right to use the Ares name for so long as Ares Capital Management remains its investment adviser. Other than with respect to this limited license, the Company has no legal right to the "Ares" name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee and the Board, including a majority of the independent directors, have selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016 and are submitting the selection of KPMG LLP to the stockholders for ratification.

        If the stockholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to continue to retain KPMG LLP. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates.

        The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

        The Company engaged KPMG LLP to act as its independent registered public accounting firm for 2015.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:

	Fiscal Year Ended December 31
	2015	2014
Audit Fees	$1,600,000	$1,445,000
Audit-Related Fees	58,000	58,000
Tax Fees	765,932	846,019
All Other Fees	0	0

Total Fees	$2,423,932	$2,349,019

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

  Audit Related Fees

        Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include audit, attestation and agreed-upon procedures engagements that are not required by statute or regulation, such as agreed-upon procedures related to financial covenant compliance under revolving debt agreements.

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.

  All Other Fees

        All other fees consist of fees for products and services other than the services reported above.

        The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by the Company's independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG LLP for specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which the Company may obtain from the Company's independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 REPORT OF THE AUDIT COMMITTEE

        The role of the audit committee (the "Audit Committee") of the board of directors (the "Board") of Ares Capital Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not the Audit Committee's duty to plan or conduct the audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company's management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company's internal control over financial reporting.

        The Audit Committee has reviewed and discussed the Company's audited financial statements, along with management's assessment of the effectiveness of the Company's internal control over financial reporting and the independent registered public accounting firm's evaluation of the Company's internal control over financial reporting, with management and with KPMG LLP, the Company's independent registered public accounting firm for 2015. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm its independence.

        The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended, and The NASDAQ Global Select Market's corporate governance regulations. The Board has also determined that each member is able to read and understand fundamental financial statements, as such qualifications are defined under the rules of The NASDAQ Global Select Market's corporate governance regulations, and that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission (the "Commission").

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2015 be included in the Company's Annual Report on Form 10-K for such year for filing with the Commission. In addition, the Audit Committee has approved, and recommended to the Board that it approve, KPMG LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2016 and that the selection of KPMG LLP be submitted to the Company's stockholders for ratification.

The Audit Committee
Ann Torre Bates (Chairperson) Steve Bartlett Eric B. Siegel

        The affirmative vote of holders of at least a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. The persons named in the accompanying proxy intend to vote proxies received by them for this proposal unless a choice "Against" or "Abstain" is specified.

        The Board, based on the approval and recommendation of the audit committee, recommends voting FOR ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company's proxy statement and proxy card for consideration at the 2017 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Charter Documents. The Company expects that the 2017 Annual Meeting of Stockholders will be held in April 2017, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's proposal must be received no later than November 24, 2016 in order to be included in the Company's proxy statement and proxy card for the 2017 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2017 Annual Meeting, under the Company's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than October 25, 2016 and no later than 5:00 p.m., Eastern Time, on November 24, 2016 in order to be considered at the 2017 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

 FINANCIAL STATEMENTS AVAILABLE

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

        Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2015. Copies of these documents may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

 HOUSEHOLDING OF PROXY MATERIALS

        The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year a number of brokers with account holders who are the Company's stockholders will be "householding" the Company's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 12, 2016

        The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available at https://materials.proxyvote.com/04010L.

 OTHER MATTERS

        The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.

By Order of the Board of Directors,

Michael J Arougheti Co-Chairman of the Board of Directors

Bennett Rosenthal Co-Chairman of the Board of Directors

New York, New York
March 24, 2016

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0000279053_1 R1.0.1.25 ARES CAPITAL CORPORATION 245 PARK AVENUE 44TH FLOOR NEW YORK, NY 10167 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends a vote "FOR" each of the director nominees in Proposal 1 1. To elect the person as a Class III director of the Company for a term of three years expiring in 2019, and until his successor is duly elected and qualifies. Nominees For Against Abstain 01 R. Kipp deVeer 02 Daniel G. Kelly, Jr. 03 Eric B. Siegel The Board of Directors recommends a vote "FOR" Proposal 2: For Against Abstain 2 To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016. NOTE: To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000279053_2 R1.0.1.25 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement, Privacy Notice is/are available at www.proxyvote.com ARES CAPITAL CORPORATION Annual Meeting of Stockholders May 12, 2016 9:00 AM PDT This proxy is solicited by the Board of Directors The undersigned hereby appoints R. Kipp deVeer, Mitchell Goldstein, Michael L. Smith, Joshua M. Bloomstein and Michael D. Weiner, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Capital Corporation (the “Company”) to be held at The Century Plaza Towers, 2029 Century Park East, Concourse Level, Conference Room B, Los Angeles, California 90067, on May 12, 2016 at 9:00 a.m., Los Angeles Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION
DIRECTOR COMPENSATION TABLE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING
FINANCIAL STATEMENTS AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS